Exhibit 10.37

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW.  THIS WARRANT OR SUCH SHARES MAY NOT BE SOLD, DISTRIBUTED, PLEDGED, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS: (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAW COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES; (B) THE COMPANY (DEFINED BELOW) RECIEVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THIS WARRANT STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION AND SUCH OPINION IS IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY; OR (C) PURSUANT TO RULE 144 UNDER SUCH ACT.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

VENDINGDATA CORPORATION

THIS IS TO CERTIFY THAT, for value received, Philiadelphia Brokerage Corporation (the “Holder”) is entitled, during a specified period of time as set forth in Section 3 herein (the “Exercise Period”), to purchase from VendingData Corporation, a Nevada corporation (the “Company”), up to Seventy-Five Thousand (75,000), fully paid and nonassessable shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an exercise price per share as set forth in Section 1 herein (the “Exercise Price”).  The Warrant Shares shall be vested as of the date of this Warrant.  The term “Warrant,” as used herein, refers to this Warrant to Purchase Shares of Common Stock, the term “Warrant Shares,” as used herein, refers to the shares of Common Stock purchasable hereunder, and the term “Parties,” as used herein, refers collectively to the Holder and the Company.

TERMS AND CONDITIONS

This Warrant is subject to the following terms, provisions, and conditions:

1.             Exercise Price.  The Exercise Price shall be $2.25 per share.

2.             Manner of Exercise; Issuance of Certificates; Payment for Shares.  Subject to the provisions hereof, this Warrant may be exercised by the Holder, in whole or in part (but in not less than 1,000 share increments), by the surrender of this Warrant, together with an exercise agreement in the form attached hereto (the “Exercise Agreement”), duly completed and executed by the Holder, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other location as the Company may designate by notice to the Holder); and upon (a) the payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company in the amount of the Exercise Price multiplied by the number of  Warrant Shares for which the Warrant is being exercised.

                In addition to the method of payment set forth above and in lieu of any cash payment required thereunder, the Holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in whole or in part by surrendering the Warrant in the manner specified above in exchange for that number of shares of Common Stock equal to the product of (x) the number of shares as to which such Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the market price of the Common Stock less the Exercise Price and the denominator of which is such market price.  Solely for the purposes of this paragraph, market price shall be calculated either (i) on the date on which notice of the Holder’s election to exercise is given pursuant to the paragraph above; or (ii) as the average of the market prices for each of the five trading days preceding such notice date, whichever results in a higher market price.  If at any time the Common Stock is not listed on the New York Stock Exchange, the American Stock Exchange, any domestic security exchange, or quoted on the Nasdaq Stock Market, the “market price” shall be the fair value thereof determined jointly by the Company and the Holder; provided, that if such parties are unable to reach agreement within a reasonable period of time, such “market price” shall be determined by an appraiser jointly selected by the Company and the Holder.  The determination of such appraiser shall be final and binding on the Company and the Holder, and the fees and expenses of such appraiser shall be paid by the Company.  Any fractional share resulting from such cashless exercise shall be eliminated.

The Warrant Shares so purchased shall be deemed to be issued to the Holder as the record owner of such Warrant Shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such Warrant Shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new warrant representing the number of Warrant Shares with respect to which this Warrant shall not then have been exercised.

3.                  Exercise Period.  This Warrant may be exercised any time before 2:00 p.m., Las Vegas, Nevada time, on September 23, 2008 (the “Exercise Period”).

4.                  Conditions Precedent Call and Redemption.  Notwithstanding anything else herein to the contrary, this Warrant may be called and redeemed, if not previously exercised, after the Company gives written notice to Holder of the Company’s election to call and redeem (the “Redemption Notice”) the Warrant and, if within thirty (30) days of such Redemption Notice, Holder has not exercised the Warrant pursuant to the terms hereof. In the event of such redemption, the Company must pay to Holder consideration equal to the par value of the shares issuable pursuant to the Warrant.

              5.             Covenants of the Company.              The Company hereby covenants and agrees as follows:

                              (a)           Shares to be Fully Paid.  All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable.

                              (b)           Reservation of Shares.  During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

                              (c)           Successors and Assigns.  This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company’s assets.

              6.             Payment of Expenses.  The Company and the Holder shall each be responsible for their own costs and expenses payable in connection with (a) the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith; and (b) the issuance of certificates for Warrant Shares upon the exercise of this Warrant.  The Company shall pay any issuance tax in connection with the issuance of certificates for Warrant Shares; provided, however, that the Holder shall be responsible for any income or other taxes in connection with such issuance.

              7.             No Rights or Liabilities as a Stockholder.  This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether liability is asserted by the Company or by creditors of the Company.

                8.             Transfer, Exchange, and Replacement of Warrant.  Neither this Warrant, nor any interest in this Warrant, may be sold, distributed, assigned, offered, pledged or otherwise transferred without the express written consent of the Company.

(a)              Exchange of Warrants; Replacements of Warrants.  This Warrant is exchangeable upon the surrender hereof by the Holder to the Company for new warrants of like tenor and date representing in the aggregate the right to purchase the number of shares of Common Stock purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares of Common Stock (not to exceed the aggregate total number purchasable hereunder) as shall be reasonably designated by the Holder at the time of such surrender.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated the Company will make and deliver a new warrant of like tenor, in lieu of this Warrant.

(b)               Cancellation: Payment of Expenses.  Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company.  The Company and the Holder shall each be responsible for their own costs and expenses payable in connection with the preparation, execution, and delivery of new warrants pursuant to this Section 8. The Holder shall be responsible for any tax which may be payable in connection with any transfer of a certificate for Warrant Shares.

(c)           Registrar.  The Company shall maintain, at its principal executive offices (or such other location as the Company may designate by notice to the Holder), a registrar for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

9.            Amendments.  No amendment or modification of this Warrant shall be deemed effective unless and until such amendment or modification is an express writing executed by both the Parties.

10.           Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the body of law controlling conflicts of law. The parties hereto hereby submit to the exclusive jurisdiction of the courts located in Las Vegas, Nevada, with respect to any dispute arising under this Warrant and the transactions contemplated hereby.

11.          Registration Rights.

(a)           Piggyback Registration.  If the Company proposes to register any of its Securities under the Securities Act (other than pursuant to Form S-4 or Form S-8) for itself or on behalf of any security holder, the Company will give written notice thereof to Holder.  If Holder notifies the Company within twenty (20) days after receipt of any such notice of his desire to include any such Registrable Securities in such proposed registration statement, the Company shall afford Holder the opportunity to have any such Shares registered under such registration statement.  For purposes of this Agreement, the term “Registrable Securities” means the Warrant Shares issued or issuable and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

(b)           Obligations of the Holder.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Warrant with respect to the Registrable Securities of the Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents and otherwise cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the registration statement. At least three (3) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Holder of the information the Company requires from each such Holder.

(c)           Expense of the Registration.  All reasonable expenses, other than underwriting discounts and commissions, incurred by the Company in connection with registrations, filings or qualifications pursuant to this Section 11, including without limitation, all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

(d)           Termination or Withdrawal of Registration.  The Company shall have the right to terminate or withdraw any registration made pursuant to this subparagraph (i) prior to the effectiveness of such registration whether or not any Holder has elected to include such Holder’s Shares in such registration.

12.           Expiration Date.  This Warrant shall expire and become null and void and of no further force or effect at 5:00 p.m. Las Vegas, Nevada time on September 23, 2008.

                IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

VENDINGDATA CORPORATION
a Nevada corporation

BY:	/s/ JOHN R. SPINA
John R. Spina, Chief Financial Officer

Effective Date: September 23, 2003

EXERCISE AGREEMENT

TO:                   VENDINGDATA CORPORATION (THE “COMPANY”)

The undersigned, pursuant to the provisions set forth in the attached Warrant to Purchase Shares of Common Stock (the “Warrant”) hereby irrevocably elects and agrees to purchase                   shares (the “Exercised Shares”) of the Company’s common stock (“Common Stock”) covered by the Warrant and makes payment herewith in full therefore at the price per share provided by the Warrant in cash or by certified or official bank check in the amount of $                       If said number of shares of Common Stock shall not be all the shares purchasable under the Warrant, a new warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.  Please issue a certificate or certificates for the Exercised Shares in the name of and pay any cash for any fractional share to:

NAME:

SIGNATURE:

DATED:

ADDRESS:

NOTE:	The above signature should correspond exactly with the name on the face of the Warrant.